UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 13, 2008

Date of Report (Date of earliest event reported)

FCStone Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33363	42-1091210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116

(Address of principal executive offices) (Zip Code)

(800) 255- 6381

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 13, 2008, FCStone Group, Inc. announced its results of operations and financial condition for the fiscal year ended August 31, 2008. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.

The information in this Item of this current report on Form 8-K, including the exhibit, is being furnished and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Number	Description
99.1	Press Release, dated November 13, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCSTONE GROUP, INC.
Dated: November 13, 2008

	By:	/s/ William J. Dunaway
William J. Dunaway
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 13, 2008

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